U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 22, 2008

GROWERS DIRECT COFFEE COMPANY, INC.

(Exact name of small business issuer as specified in its charter)

Nevada	333-10170-2	46-0466417
(State or other jurisdiction of incorporation or organization)	Commission File No	(IRS Employer Identification Number)

2813 7TH Street, Berkeley, California	79110
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 204 9424

COFFEE PACIFICA, INC.

(Former name, former address and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEMS TO BE REPORTED ON THIS FORM 8K:

Section 5 – Corporate Governance And Management

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The Board of Directors, at a meeting held on February 22, 2008, announced that:

1.

Shailen Singh resigned as the President and Secretary effective February 22, 2008. Mr. Singh remains our Chairman and Chief Financial Officer. Mr. Singh will vacate the position of Chief Financial Officer upon appointment of Vincent Cafici to the position of the new Chief Financial Officer.

2.

Paul Khakshouri, a director and Chief Operating Officer, was appointed the President. Mr. Khakshouri will be responsible for all the day-to-day management of the Company’s business affairs.

3.

Terry Klassen will retain the position as Chief Executive Officer, and will continue to be responsible for green coffee bean sales, the Company’s subsidiary Uncommon Grounds, Inc and the Jamaican coffee supply.

4.

Vincent Cafici was appointed a director and Company Secretary.

5.

Nepal Muhuri was appointed a director of the Company.

After the changes, effective February 22, 2008, the directors are Shailen Singh, Terry Klassen, Paul Khakshouri, Vincent Cafici and Nepal Muhuri. The executive officers of the Company are Paul Khakshouri as the President, Terry Klassen as the Chief Executive Officer and Shailen Singh as the Chief Financial Officer.

Mr. Paul Khakshouri was initially appointed a director of the Company on September 24, 2007. Mr. Khakshouri is a businessman and is a resident of New York City. He received a Bachelor of Science degree majoring in accounting from St Johns University in New York City in 1981. Since 1987, he has been actively involved in the gaming, travel, automotive and real estate industries as an investor.

Mr. Vincent Cafici is a Certified Public Accountant with 23 years experience. Mr. Cafici is a member of the New York Society of CPAs and American Institute of CPA (“AICPA”).

Mr. Nepal Muhuri, holds a Bachelor of Commerce degree in Accounting (1974) and Master of Commerce in Management (1976) from the University of Dhaka. Since 1985, Mr. Muhuri holds a CMA designation from the Institute of Cost and Management Accountant of Bangladesh. Mr. Muhuri was employed in the gas industry for the past 30 years as Manager with Titas Gas T&D Co. Ltd. Dhaka, Bangladesh.

There are no family relationships among directors, executive officers, or persons nominated or chosen by the Company to become directors or executive officers.  There have been no transactions during the last two years, or proposed transactions, to which the Company was or is to be a party, in which Vincent Cafici, Nepal Muhuri and Paul Khakshouri has or is to have a direct or indirect material interest.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

a)

Financial Statements  -

None

b)

Exhibits

99

News release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

COFFEE PACIFICA, INC.

Date:  February 26, 2008

“Shailen Singh”

      SHAILEN SINGH

    Chief Financial Officer